UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2023

SOCIETY PASS INCORPORATED

(Exact name of registrant as specified in its charter)

Nevada	001-41037	83-1019155
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

701 S. Carson Street, Suite 200 Carson City, Nevada 89701

(Address of principal executive offices)

(+65) 6518-9382

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SOPA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 1, 2023, Patrick Soetanto, 51, transitioned to the role of, and was appointed as, Chief Operating Officer of Society Pass Incorporated (“SOPA”) replacing Pamela Aw-Young who resigned as Chief Operating Officer on May 1, 2023. Ms. Aw-Young will continue to work with SOPA on special projects related to acquisitions.

Mr. Soetanto has more than 20 years of experience in operations. Mr. Soetanto was the Indonesian General Manager for SOPA starting in 2022, working on multiple acquisitions of Indonesian companies by SOPA. Immediately prior to his work at SOPA, Mr. Soetanto was a director of South Pacific Viscose (“SPV”), which is part of the Lenzing Group, for seven years and became a commissioner in 2017 after serving as a director for SPV from 2010 to 2017. Mr. Soetanto’s expertise in operations was developed with SPV in the textile industry working with all Indonesian spinning mills using SPV’s fiber. While with SPV, he started a sustainable clothing brand to create awareness and use of Lenzing Group’s branded products. Further, Mr. Soetanto set up a new logistics division for SPV in 2017 which became a part of Salim group, increasing its valuation in terms of growth and expansion. Mr. Soetanto was also involved in Carbon Finance and Trading for Aretae and set up Aretae’s Indonesian subsidiary.

There are no arrangements or understandings between Mr. Soetanto and any other persons pursuant to which he was chosen as Chief Operating Officer of SOPA. There are no family relationships between Mr. Soetanto and any of the Company’s directors, executive officers or persons nominated or chosen by SOPA to become a director or executive officer. Mr. Soetanto is not a party to any current or proposed transaction with SOPA for which disclosure is required under Item 404(a) of Regulation S-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Society Pass Incorporated

	By:	/s/ Dennis Nguyen
	Name:	Dennis Nguyen
	Title:	Chief Executive Officer

Date: May 4, 2023

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